EXHIBIT 10.11

                                    AGREEMENT

     THIS AGREEMENT (THE "AGREEMENT") is made this 14th day of January 2003, by and between Suburban Capital Corporation, a Delaware corporation ("Advisor") and Gateway Distributors, Ltd., a Nevada corporation (the "Company").

     WHEREAS, Advisor and Company have heretofore entered into a written agreement dated October 22, 2002; and

     WHEREAS, it is the intent of Advisor and Company (the "Parties") to enter into a new agreement which will supercede and replace any and all existing consulting contracts and agreements, whether written or oral, which have heretofore existed between the parties, their agents and assigns; and

     WHEREAS, it is the intent that this Agreement, and any subsequent written amendments or addendums thereto, shall set forth all duties between the parties and shall govern all subsequent dealings between the Parties; and

     WHEREAS, Advisor and Advisor's Personnel and sub-contractors (as defined below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

     WHEREAS, the Company has previously retained Advisor to advise and assist the Company in its development on the terms and conditions set forth in previous agreements between the parties; and

     WHEREAS, it is the intent that this Agreement settle all claims of Advisor for monies for services performed, or to be performed, pursuant to any and all previous agreements between the parties.

     NOW, THEREFORE, in consideration of the payment to advisor of the sum of One Dollar ($1.00), the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, including, but not limited to, the cancellation of all previous contracts and agreements between and among the parties, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor (the "Parties") agree as follows:

     The Company has previously hired Advisor, pursuant to an agreement dated October 22, 2002, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, acquisition of other operations or businesses, general business and financial issues consulting, the introduction of the Company to other advisors or other third parties that may assist the Company in its plans and future (the "Services"). The Services were to be provided on a "best efforts" basis directly and through Advisor's employees or others employed or retained and under the direction of Advisor (Advisor's Personnel"); provided, however, that the Services were to expressly exclude all legal
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     advice,  accounting  services  or  other services which require licenses or certification which Advisor may not have, services in connection with the offer or sale of securities in a capital raising transaction, and services which might directly or indirectly promote or maintain a market for the securities of the Company.

     Advisor was to serve as an advisor to the Company for the purpose of finding and presenting potential business combinations to the Company during the term of this Agreement.

COMPENSATION  AND  MEANS  OF  PAYMENT  OF  COMPENSATION
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     As  a  complete  and  total  satisfaction of all claims of Advisor for fees which have been earned to the date of this agreement, the Company agrees to pay Advisor, or at the option of Advisor an employee or


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contractor  of Advisor, $550,000 for the Services which have been rendered under the terms all prior agreements between the parties ("Advisory Fee"). The Company shall pay the $550,000 by the delivery to Advisor of a number of shares of the Company's common stock, par value $.001 per share, that when sold will provide to advisor, or its assignee the sum of $550,000.

     The Parties agree that the value of uncompensated services rendered by Advisor to the date of this agreement is $550,000 and that the amount of $550,000 is due to advisor for services previously performed during the term of the previous Agreement.

     Commencing on the date of this Agreement, the Company shall issue and deliver to the Advisor as compensation for services previously rendered, as described above, shares having a value of $550,000. At no time shall the Company issue to Advisor shares equaling, when added to the number of shares, if any, presently owned by Advisor, shares in excess of 9.99% of the number of shares of outstanding common stock of the Company as of the date of issuance. Shares issued pursuant to this agreement are to be liquidated and the gross proceeds applied towards the satisfaction of the $550,000 Advisory Fee. Thereafter, from time to time, and after the liquidation of the shares issued upon the signing of this agreement, the Company shall issue such additional shares as may be necessary to assure the payment to Advisor of the $550,000 owed to Advisor for services which have actually been rendered by Advisor, as set forth herein. At no time shall the Company issue to Advisor shares which would cause the number of shares owned legally or beneficially by Advisor, to equal ten percent (10%) of the issued and outstanding shares of the Company.

     Any demand for additional shares to be issued to allow payment of the total of $550,000 to advisor shall contain an accounting showing the amount received by Advisor from all sales of Shares delivered to Advisor under the terms of this Agreement together with a statement showing the total number of Shares received under this Agreement, the number of said Shares which have been sold, and the remaining amount owed to Advisor. The Company shall have five (5) business days following actual receipt of said accounting to deliver a sufficient number of additional shares, subject to the 10% limitation, to pay any remaining balance. All Shares delivered to the Advisor under the terms of this agreement shall have been registered pursuant to an effective registration statement filed by the Company with the U.S. Securities and Exchange Commission prior to issuance.

     At no time shall the Advisor have the right to receive, or the Company be required to deliver shares to Advisor which would result in the Advisor having, at any time, legal and/or beneficial ownership of the Company's shares equaling in excess of 9.99% of the issued and outstanding shares of the Company. Shares delivered to Advisor upon the submission of any invoice shall be deemed to be fully paid for at the time of submission of the invoice.

     In the event the shares delivered to and sold by Advisor pursuant to the terms of this Agreement fail to gross a total of $550,000 or the total amount invoiced to the Company for services actually rendered during the term of this agreement, whichever is less, the Company, as set forth herein, shall within five (5) business days of notice of this event, and subject to demand under the terms of this agreement, issue a sufficient number of additional registered shares in order to deliver to the Advisor any remaining earned balance of the $550,000.

     Advisor hereby expressly agrees that upon his receipt of the $550,000 Advisory Fee contemplated by this Agreement, Advisor shall immediately return to the Company any shares remaining in Advisor's possession. Advisor shall not knowingly sell Shares in excess of the number needed to allow his gross recovery of monies from the sale of Shares to exceed $550,000. Upon the termination of this Agreement, Advisor shall immediately return to the Company any shares in excess of those necessary to pay to Advisor the amount due under the terms of this Agreement. This will include all revenues received from sale of stock by Advisor since December 4, 2002.

     Upon any issuance of stock pursuant to this Agreement, Advisor shall pay the cost of any revised shareholders' lists as may be necessitated or required as a result of said issuance. Also, Advisor shall pay all costs related to the preparation and filing of any S-8 Registration Statement necessary to allow shares to


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be  issued  under this agreement, together with any transfer agent fees or other fees as may be necessitated by said issuance. Advisor shall be responsible for the legal fees of Edward T. Wells related to the drafting and execution of this Agreement.

     All shares transferred to Advisor pursuant to the provisions of this Agreement are fully earned and non-assessable as of the date of delivery.

MISCELLANEOUS  PROVISIONS
-------------------------

     A.   Gender.  Wherever  the  context shall require, all words herein in the
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          masculine  gender  shall  be  deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.
     B.   Severability.  If  any  provision  hereof is deemed unenforceable by a
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          court  of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.
     C.   Further  Cooperation.  From and after the date of this Agreement, each
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          of  the  parties  hereto  agrees  to  execute  whatever  additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.
     D.   Waiver.  No  waiver  of any provision of this Agreement shall be valid
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          unless  in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.
     E.   Expenses.  Except  as  otherwise  provided  herein,  each party hereto
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          shall bear all expenses incurred by each such party in connection with this  Agreement  and  in  the  consummation  of  the  transactions contemplated  hereby  and  in  preparation  thereof.
     F.   Amendment.  This  Agreement  may  only  be  amended or modified at any
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          time,  and  from  time  to  time,  in writing, executed by the parties hereto.
     G.   Notices.  Any  notice,  communication,  request,  reply  or  advice
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          (hereinafter  severally  and  collectively  called  "Notice")  in this
          Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.
     H.   Captions.  Captions  herein are for the convenience of the parties and
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          shall  not  affect  the  interpretation  of  this  Agreement.
     I.   Counterpart  Execution.  This Agreement may be executed in two or more
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          counterparts,  each  of  which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.
     J.   Assignment.  This  Agreement  is  not  assignable  without the written
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          consent  of  the  parties.
     K.   Parties  in  Interest.  Provisions  of this Agreement shall be binding
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          upon  and  inure  to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.
     L.   Entire Agreement.  This Agreement constitutes the entire agreement and
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          understanding  of  the  parties  on  the  subject  matter  hereof  and supercedes all prior agreements and understandings on the subject thereof. All prior agreements between the Parties or any of them, whether written or oral, are superceded by this agreement and any and all rights, duties and/or obligations existing by virtue of any previous agreement, written or oral, between the parties or any of them are merged herein.


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     M.   Construction.  The  parties hereto agree to cooperate with one another
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          in  respect  of  this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.
     N.   Cooperation.  The  parties  hereto agree to cooperate with one another
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          in  respect  of  this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.
     O.   Choice  of Law/Venue.  The law of the State of Illinois shall apply to
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          this  Agreement  without  reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the ADVISOR in Illinois.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

GATEWAY DISTRIBUTORS, LTD., A NEVADA CORPORATION
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By: ______________________________
President

SUBURBAN CAPITAL CORPORATION, A DELAWARE CORPORATION
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By: ______________________________
President


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